HIGHLAND FUNDS II

Supplement dated December 1, 2018 to the Summary Prospectus for

Highland Premier Growth Equity Fund

and the Highland Funds II Prospectus,

each dated February 1, 2018, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Effective immediately, Michael McLochlin will no longer serve as a portfolio manager for the Highland Premier Growth Equity Fund (“Premier Growth Equity Fund”). All references to Mr. McLochlin contained in the Premier Growth Equity Fund Summary Prospectus and Highland Funds II Prospectus are hereby deleted.

Effective immediately, Michiel Hurley has been added as a portfolio manager for the Premier Growth Equity Fund.

Portfolio Management

Effective immediately, the sub-section entitled “Portfolio Management” within the summary section of the Prospectus for Premier Growth Equity Fund is hereby deleted in its entirety and replaced with the following:

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	2 years	President and Co-Founder
Michiel Hurley	Less than one year	Chief Marketing Strategist

Portfolio Management Teams

Effective immediately, the second paragraph under the section entitled “Portfolio Management Teams” under the heading “Management of the Funds – About the Funds’ Portfolio Managers” beginning on page 81 of the Prospectus is deleted in its entirety and replaced with the following:

Highland Premier Growth Equity is managed by James Dondero and Michiel Hurley.

Portfolio Manager Biographies

Effective immediately, the following paragraph is added to the section entitled “Portfolio Manager Biographies” under the heading “Management of the Funds – About the Funds’ Portfolio Managers” beginning on page 81 the Prospectus:

Michiel Hurley is Chief Marketing Strategist for Highland Capital Management Fund Advisors, L.P. He joined the firm in 2011 as a sub-advisor to the Highland Trend Following Fund and, prior to that, served as a Portfolio Manager with Fusion Asset Management, LLC where he managed the Fusion Global Long/Short Fund (FGLSX) from its inception in September 2007 to November 2008. Prior to launching FGLSX he served as Chief Technical Strategist for several boutique research firms, including: M.S.

Howells & Co., Sound View Technology Group and E*Offering (The Investment Bank of E*TRADE). From 1986 to 1994 he served as a commissioned officer in the United States Navy. Mr. Hurley is a graduate of the University of California, Santa Barbara where he received B.A. degrees in both Business Economics and Chemistry. He is Series 7, 63 & 65 licensed and is a Chartered Market Technician (CMT).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE.

HFII-PRO-SUPP-1218

HIGHLAND FUNDS II

Supplement dated December 1, 2018 to the

Highland Funds II Statement of Additional Information,

dated February 1, 2018, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

Effective immediately, Michael McLochlin will no longer serve as a portfolio manager for the Highland Premier Growth Equity Fund (“Premier Growth Equity Fund”). All references to Mr. McLochlin contained in the SAI are hereby deleted.

Effective immediately, Michiel Hurley has been added as a portfolio manager for the Premier Growth Equity Fund.

Other Accounts Managed and Ownership of Securities

Effective immediately, the table under the section entitled “Portfolio Managers – Other Accounts Managed and Ownership of Securities” related to Premier Growth Equity Fund beginning on page 56 and the footnotes on page 58 are deleted in their entirety and replaced with the following:

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[2]	Dollar Range of Fund Securities Owned
Premier Growth Equity Fund

James Dondero[1]	8 Accounts with $1.5 billion in total assets managed.	2 Pooled Investment Vehicles with $612.5 million in total assets managed for which the fee is based on the performance of the Vehicle.	None	$100,001–$500,000

Michiel Hurley[3]	None	None	None	$100,001–500,000

[1]

Mr. Dondero controls HCM. Through his control of HCM, Mr. Dondero may be viewed as having voting and dispositive power over all of the shares of the common stock of Energy MLP Fund, Premier Growth Equity Fund, Small-Cap Equity Fund and Global Allocation Fund directly owned by HCM.

[2]	Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.
[3]	As of November 30, 2018.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.

HFII-SAI-SUPP2-1218